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                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

                         ZENITH SURVIVORSHIP LIFE PLUS

                       Supplement dated October 25, 2000
                                      to
                         Prospectus dated May 1, 2000

For Policies issued in New Jersey, the following special provisions apply:

The Policy fee described on page A-15 of the prospectus is guaranteed not to exceed $12.50 per month in all policy years.

The maximum basic monthly Administrative Charge described on page A-15 of the prospectus is guaranteed not to exceed $.08 per $1,000 in all policy years.

For Policies that have been in force for ten years, additional interest at a rate of not more than .45% may be credited to the policy. You may receive this additional interest even if the interest rate set for the Fixed Account is not higher than 4%.

The illustrations appearing on the following pages of Appendix A of the prospectus, A-40 and A-42, contain values and benefits which are more favorable than those which would result based on the guaranteed Policy fee and guaranteed maximum basic monthly Administrative Charge for Policies issued in New Jersey. Your personalized illustration based on guaranteed Policy charges will use the above described guaranteed fees and charges.



VL-151-00